Archer Balanced Fund

a Series of Archer Investment Series Trust

Supplement dated May 31, 2016

to the Prospectus dated December 30, 2015

____________________________________________________________________________

This Supplement to the Prospectus (the “Prospectus”) for Archer Balanced Fund (the “Fund”), a series of Archer Investment Series Trust (the “Trust”), updates the Prospectus for the Fund dated December 30, 2015 to amend certain information as described below.

Change in Redemption Fee

Effective as of June 1, 2016, the Board of Trustees has approved an increase in the redemption fee holding period to 90 days of purchase and an increase in the percentage of the redemption to 1.00%. Investments made prior to June 1, 2016 are subject to the 30 day holding period at 0.50% in effect at the time of purchase.

Accordingly, the fee table and accompanying footnotes with respect to the Fund under the section entitled “Fund Summary: Archer Balanced Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed within 90 days of purchase) (1)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees (2)	None
Other Expenses	1.00%
Acquired Fund Fees and Expenses (3)	0.03%
Total Annual Fund Operating Expenses	1.78%
Fee Waiver and/or expenses reimbursement (4)	(0.55%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.23%

1 Effective June 1, 2016, the holding period for assessment of the redemption fee has been increased from 30 days of purchase to 90 days of purchase, and the percentage of the amount has been increased from 0.50% to 1.00%. Investments made prior to June 1, 2016 are subject to the 30 day holding period at 0.50% in effect at the time of purchase.

2 The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated through December 31, 2018.

3 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

4 The Advisor  contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.20% of the Fund’s average daily net assets.  The contractual agreement is in place through December 31, 2018. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular expense was incurred, provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived. The Management Services Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management.

**********************

Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.